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                                                         SEC File Nos. 002-86082
                                                                       811-03833

                          MAINSTAY VP SERIES FUND, INC.

                          MainStay VP Growth Portfolio

                      Supplement dated June 23, 2005 to the
Statement of Additional Information for Initial Class shares dated May 1, 2005, as amended May 27, 2005 ("Initial Class SAI") and Statement of Additional Information for Service Class shares dated May 1, 2005, as amended May 27, 2005 ("Service Class SAI")

         IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT POLICY

     This Supplement updates certain information contained in the above-dated Statements of Additional Information ("SAIs") for MainStay VP Series Fund, Inc. ("Fund") regarding the MainStay VP Growth Portfolio ("Portfolio"), a series of the Fund. You may obtain copies of the Prospectuses and the SAIs free of charge, upon request, by calling toll-free 1-800-281-2715, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

     At a meeting held on June 15, 2005, the Board of Directors approved the termination of the sub-advisory agreement with the Portfolio's current sub-advisor, Eagle Asset Management Inc. ("Eagle") and the engagement of Winslow Capital Management inc. ("Winslow") as Eagle's replacement. In this regard, the Board of Directors has approved a sub-advisory agreement between the Portfolio's investment adviser, New York Life Investment Management LLC ("NYLIM"), and Winslow (the "New Agreement"). The New Agreement will become effective upon its approval by the Portfolio's contract owners. A special meeting of contract owners for the purpose of approving the New Agreement is expected to be held on or about December 5, 2005.

     To ensure the uninterrupted receipt by the Portfolio of sub-advisory services during the period between the termination of Eagle (on or about August 15, 2005) (the "Eagle Termination Date") and the special meeting, the Board of Directors also approved an interim sub-advisory agreement between NYLIM and Winslow (the "Interim Agreement"), which will become effective as of the Eagle Termination Date and will remain effect for 150 days or until contract owners approve the New Agreement. The terms of the New Agreement (and the Interim Agreement) are substantially similar in all respects to the previously existing sub-advisory agreement with Eagle, except for the sub-advisory fees paid to Winslow (which are lower than Eagle's sub-advisory fees), the identity of the sub-advisor (Winslow), the effective date, and the termination date.

     The Board of Directors also approved a change in the Portfolio's principal investment strategy effective November 15, 2005. In connection with this change, the Board of Directors voted to change the name of the Portfolio, also effective November 11, 2005, to the "MainStay VP Large Cap Growth Portfolio."

A. As of the Eagle Termination Date, the information provided below updates certain information set forth in the SAIs:

     1. Each reference to Eagle is hereby deleted and, as appropriate, replaced with reference to Winslow.

     2. Subadvisory fees for the Portfolio, as listed in the section headed "The Manager and Sub-Advisers," are hereby deleted and replaced with the following: 0.40% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by the Manager, including the MainStay VP Growth Portfolio, up to $250 million; 0.35% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by the Manager, including the MainStay VP Growth Portfolio, from $250 million to $500 million; 0.30% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by the Manager, including the MainStay VP Growth Portfolio, from $500 million to $750 million; 0.25% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by the Manager, including the MainStay VP Growth Portfolio, from $750

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million to $1 billion; and .20% of the average daily net asset value of all
Winslow-serviced assets in all investment companies managed by the Manager, including the MainStay VP Growth Portfolio, in excess of $1 billion.

     3. The following information regarding Winslow is added to the section headed The Manager and Sub-Advisers:"

          The number of other accounts and the total assets of other accounts managed by the Portfolio's portfolio managers, as of May 31, 2005, within the following categories: (a) Registered Investment Companies,
          (b) other pooled investment vehicles; and (c) other accounts is set forth below:

---------------------------------------------------------------------------------------------------------------------------
                          Number of Other Accounts Managed and Assets by       Number of Accounts and Assets for which
                                      Assets by Account Type                   the Advisory Fee is based on Performance
---------------------------------------------------------------------------------------------------------------------------
Portfolio Manager          Registered       Other Pooled         Other        Registered      Other Pooled      Other
                           Investment        Investment         Accounts     Investment       Investment       Accounts
                           Companies          Vehicles                        Companies        Vehicles
----------------------- ----------------- ----------------- --------------- -------------- ----------------- --------------
Clark J. Winslow          1/$50 million     2/$43 million   4/$120 million       0/$0             0/$0            0/$0
---------------------------------------------------------------------------------------------------------------------------
Justin Kelly              1/$50 million     2/$43 million   4/$120 million       0/$0             0/$0            0/$0
---------------------------------------------------------------------------------------------------------------------------
Bart Wear                 1/$50 million     2/$43 million   4/$120 million       0/$0             0/$0            0/$0
---------------------------------------------------------------------------------------------------------------------------

     The Portfolio's portfolio managers do not beneficially own any shares in the Portfolio.

     PORTFOLIO MANAGER COMPENSATION STRUCTURE. In an effort to retain key personnel, Winslow Capital Management has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow Capital Management results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management. In addition, these employees are Winslow Capital Management shareholders. An employee's total compensation package (i.e., salary, annual incentives and firm ownership) is reviewed periodically to ensure that it is competitive relative to the external marketplace.


     4. A description of Winslow's proxy voting policies and procedures is added to Appendix B of the SAI as follows:


          Winslow Capital Management, Inc. ("WCM") is the Subadvisor to the MainStay VP Growth Portfolio. Investor Responsibility Research Center ("IRRC") acts as WCM's proxy voting agent. IRRC offers guidance and advice on proxy voting, enabling WCM to make informed, considered decisions that reflect WCM's investment philosophies. IRRC does not advocate on any side of the issues it covers. WCM thoroughly reviews and analyzes all proposals before deciding how to vote the proxies. Generally, WCM will vote proxies in favor of management recommendations on proposals that involve standard, recurring matters. Issues that are not standard are reviewed and voted on a case-by-case basis by WCM.

          The discussion that follows sets forth the material terms of WCM's proxy voting procedures and policies.

          Proposals Relating to the Election of the Board of Directors. WCM believes that good governance starts with an independent board of directors.
               o WCM will generally vote proxies in favor of the election of directors that result in a board made up of a majority of independent directors.
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               o WCM may withhold proxy votes for non-independent directors who serve on the audit, nominating or compensation committees of the board.

          Proposals Relating to Classified Boards. WCM generally votes proxies against a management proposal to adopt a classified board of directors and for a management proposal to repeal a classified board. WCM votes management proposals to amend a classified board on a case-by-case basis.

          Proposals Relating to Corporate Restructuring. WCM votes proxies regarding the following management proposals on a case-by-case basis:
               o Approve a recapitalization;
               o Approve restructuring the company (including, a bankruptcy restructuring);
               o Approve the liquidation of the company;
               o Approve a leveraged buyout of the company;
               o Approve the spin off of certain operations or divisions of the company;
               o Approve the sale of assets; and
               o Approve the reincorporation of the company in a different state.
          WCM generally votes against the reincorporation of the company in a different state if it would reduce shareholder rights.

          Proposals Relating to Cumulative Voting. WCM generally votes proxies for a management proposal to adopt cumulative voting. WCM generally votes proxies against a management proposal to eliminate cumulative voting.

          Proposals Relating to Dual Class Capitalizations. WCM generally votes proxies against a management proposal to authorize dual or multiple classes of common stock. WCM generally votes proxies regarding a management proposal to amend or eliminate authorized dual or multiple classes of common stock on a case-by-case basis.

          Proposals Relating to Equal Access. WCM generally votes proxies regarding shareholder proposals that would allow shareholders equal access to management's proxy material on a case-by-case basis.

          Proposals Relating to Golden Parachutes. In general, WCM will vote proxies regarding "golden parachute" plans on a case-by-case basis.

          Proposals Relating to Greenmail. WCM generally votes proxies in favor of proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          Proposals Relating to Increases in Authorized Common Stock. WCM generally votes proxies regarding a management proposal to decrease the number of shares of common stock authorized for issuance on a case-by-case basis. WCM generally votes proxies in favor of a management proposal to amend the terms, preferences or rights of the company's common stock. WCM generally votes proxies against a management proposal to increase authorized common stock if dilution is more than 15% of current authorized shares.

          Proposals Relating to Mergers and Acquisitions. WCM considers mergers and acquisitions on a case-by-case basis.

          Proposals Relating to Shareholders' Rights. WCM views the exercise of shareholders' rights - including the right to act by written consent, to call special meetings and to

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          remove directors - to be fundamental to corporate governance. WCM generally votes proxies in favor of proposals to lower barriers to shareholder action, and generally votes proxies against proposals that have the effect of reducing shareholders' rights (including, a management proposal to approve a non-technical amendment to its charter documents).

          Proposals Relating to Super-majority Voting. WCM generally votes proxies in favor of proposals to remove super-majority voting requirements for certain types of actions, including mergers. WCM generally votes proxies against proposals to impose super-majority requirements or proposals that would increase the vote required under existing super-majority voting requirements.

          Proposals Relating to Equity-Based Compensation Plans. WCM encourages the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, WCM is opposed to plans that substantially dilute existing ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.
               o WCM will generally vote proxies against a plan if the plan dilution is more than 15% of outstanding common stock or if the minimum equity overhang of all plans is more than 15% of outstanding common stock.
               o WCM generally votes proxies against plans that have any of the following structural features: the plan allows for the repricing of underwater options, the plan allows for non-qualified options to be priced at less than 100% of the fair market value on the grant date, the plan contains change-in-control provisions, the plan allows the administrator to accelerate the vesting of outstanding awards, the plan allows the administrator to grant reload options, the plan results in the company's equity overhang exceeding the 75th percentile of its peer group or if the plan allows the administrator to provide loans to exercise awards.
               o WCM generally votes proxies against the amendment of a stock option plan if the amendment extends the post-retirement exercise period, enhances existing change-in-control features, or adds such features, or increases the per employee limit for awards.
               o WCM generally votes proxies in favor of a management proposal to limit per-employee annual option awards.
               o WCM generally votes proxies in favor of a management proposal to extend the term of a stock option plan for employees.
               o WCM generally votes proxies against a director stock option plan if the plan dilution is more than 3% of outstanding common stock, if the minimum equity overhang of all plans is more than 15% of outstanding common stock, if the plan allows nonqualified options to be priced at less than 100% of the fair market value, if the plan authorizes 5 or more types of awards or if the plan allows for non-formula discretionary awards.

          WCM generally votes proxies in favor of the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of the lower of the market price on the first or last day of the offering period.

          Proposals Relating to Approval of Independent Auditors. WCM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with applicable laws and regulations and do not, in the aggregate, raise any appearance of impaired independence. WCM will vote proxies against the approval or ratification of

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          auditors where non-audit fees make more than 50% of the total fees paid by the company to the audit firm.

          Shareholder Proposals. In voting on shareholder proposals, WCM will generally vote proxies in favor of the following types of proposals:
               o Requiring shareholder ratification of the company's auditors.
               o Requiring the company's auditors to attend the annual meeting.
               o Limiting consulting by the company's auditors.
               o Requiring the adoption of confidential voting.
               o Making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or recklessness or willful neglect.
               o Asking the board of directors to allow shareholders to vote on a shareholder rights plan (poison pill).
               o Forcing the company to opt out of a state takeover statutory provision.
               o Requiring the company to expense stock options.

          In voting on shareholder proposals, WCM will generally vote proxies against the following types of proposals:
               o Asking the board to include more women and minorities as directors.
               o Seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
               o Requiring minimum stock ownership by directors if more than 5000 shares.
               o Calling for the adoption of cumulative voting.
               o Seeking the repeal of a classified board of directors.
               o Seeking to repeal fair price provisions.
               o Capping executive pay.
               o Seeking to link executive compensation to non-financial criteria, particularly social criteria.

          In voting on shareholder proposals, WCM will generally vote proxies regarding the following types of proposals on a case-by-case basis:
               o Requiring the rotation of the company's auditors.
               o Restoring preemptive rights.
               o Eliminating the company's discretion to vote unmarked proxy ballots.
               o Asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
               o Asking the company to study sales, spin-offs or other strategic alternatives.
               o Requiring a majority vote to elect directors.

          Social Issue Proposals. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. WCM generally votes proxies against these types of proposals, although it may make exceptions in certain instances where it believes a proposal has substantial economic implications. For example, WCM will generally vote proxies in favor of the following types of proposals:

               o Asking the company to develop or report on human rights policies, depending on the country of concern.
               o Asking the company to review operations or limit or end operations in Burma.
               o Asking the company to report on its environmental impact or plans, unless management has already issued a written statement beyond the legal minimum.
               o Asking management to certify that the company's operations are free of forced labor.

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          In voting on social issue proposals, WCM will generally vote proxies regarding the following types of proposals on a case-by-case basis:
               o Requiring the development of social, economic and ethical criteria that the company could use to determine the acceptability of military contracts.
               o Asking management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.
               o Asking management to report on the company's contracts for the development of ballistic missile defense technologies or the company's foreign military sales.
               o Asking management to end nuclear weapons production.
               o Requiring the company limit or end political spending or increase the disclosure of the company's political spending activities.
               o Asking management to report on or change tobacco product marketing or requiring the company to sever links with the tobacco industry.
               o Requiring management to review or promote animal welfare.
               o Requesting affirmation of political nonpartisanship.
               o Requiring the company to review its operations' impact on local groups.

          Miscellaneous Corporate Proposals. Generally, WCM will vote proxies in favor of management recommendations on the following types of proposals:
               o Technical amendments to the company's charter documents.
               o Approving financial statements.
               o Issuance of stock warrants, unless when exercised would exceed 15% of outstanding voting power.
               o Authorization of preferred stock, unless the board has unlimited rights to set the terms and conditions of the shares (known as blank check preferred stock).
               o Share repurchase.
               o Stock split.
               o Redemption of a shareholder rights plan (poison pill).
               o Adoption of fair price provisions.
               o Opting out of state takeover law.

          Generally, WCM will vote proxies regarding management recommendations on the following types of proposals on a case-by-case basis:
               o Creation or elimination of preemptive rights.
               o Indemnification for directors and officers.
               o Ability of directors to fill vacancies on the board of directors without shareholder approval.

          Generally, WCM will vote proxies against management recommendations on the following types of proposals:
               o Ratification or adoption of a shareholder rights plan (poison pill).
               o Repeal of fair price provisions.

          Conflicts of Interest. If WCM determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of WCM, the Adviser or any affiliate of the Fund, WCM or the Adviser on the other hand, then WCM will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under New York Stock Exchange rules, and, on other issues, WCM will follow the vote recommendation of IRRC.

B. Effective November 11, 2005, the information provided below updates certain information set forth in the SAIs:

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     1.   All references to the "MainStay VP Growth Portfolio" and the "Growth
Portfolio" are changed to the "MainStay VP Large Cap Growth Portfolio" and the "Large Cap Growth Portfolio," respectively.

     2. The following replaces the information provided for Portfolio under the section entitled, "Non-Fundamental Policies Related to Portfolio Names":
"MainStay VP Large Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its asset (net assets plus the amount of any borrowing for investment purposes) is in large capitalization equity securities, as defined from time to time in the current Prospectus for the Fund.

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE